Exhibit 99.1

HAWK Corporation Investor Presentation December 3, 2002

Overview HAWK Corporation's History HAWK Corporation Heritage dating back to 1925 Headquartered in Cleveland, Ohio Initial Public Offering 1998 (NYSE: HWK) 1,650 employees 16 manufacturing sites in 5 countries HAWK manufactures highly engineered components used in a variety of end markets, including industrial, commercial, motor sports and aerospace applications 10 year avg. annual sales growth rate exceeds 24.3% 10 year avg. annual pro forma sales growth rate exceeds 6.8%

HAWK Profile HAWK is comprised of four operating groups Wellman Products Group Hawk Precision Components Group Hawk Motors Group Performance Automotive Group Performance Automotive Group Performance Automotive Group Performance Automotive Group Performance Automotive Group Performance Automotive Group Performance Automotive Group Performance Automotive Group Performance Automotive Group Performance Automotive Group

Key Investor Highlights Design, manufacture and market highly engineered products, principally made from powder metals Products used in wide variety of industrial, aerospace and consumer applications 80% of sales derived from applications that are sole sourced to diversified end markets with technical barriers to entry 30% of revenues generated from stable aftermarket Leading market position with diverse markets and Blue Chip customer base Positive and consistent cash flow

Management Structure Hawk Corporation Ron Weinberg - Chairman, Founder & CEO Norm Harbert - Senior Chairman & Founder Jeff Berlin - President & COO Friction Products Steven J. Campbell President Precision Components Michael J. Corkran President Performance Automotive Christopher DiSantis President Motors Timothy Hassett President Financial Thomas A. Gilbride VP-Finance Joseph J. Levanduski VP-Controller

Trends and Market Position Industry Growth Trends and Positions Leading position in Friction technology enabling global market share opportunities Precision Component (PM and MIM) market growth, proprietary advances and global expansion Trend by motor manufacturers to outsourcing Growth of Motorsports and Performance Products

Business Strategies Product Innovation and R&D Powder Metal - Broader applications; conversion of other applications Friction - World-class in paper, new applications Global Manufacturing Strategies Follow customer relationships Take advantage of lower cost manufacturing locations Strengthen world-wide aftermarket sales channels Increase value-added strategies to customer Component-part manufacturing and assembly

Six Sigma Manufacturer Of Precision Engineered Components - No Room For Error! Disciplined Process Improvement Data-Based Decision-Making Our Customers Will "Feel" Our Program Through Improved Quality Project Partnering With Customers Training, Projects & Results Pareto CTQ's 0 2 4 6 8 10 12 14 Time CTQ Target Actual Actual

Revenue Diversification 1996 to 2001 1996 Sales $124 million 2001 Sales $184 million (1) Hawk Brake included in performance market revenues Revenues By Reporting Unit Revenues By Markets

HAWK Customers

Worldwide leader providing engineered solutions Brakes, clutches, transmissions, and driveline components Wellman Products Group Products: Friction Materials Stampings Powder Metal Parts Components Markets: Aerospace Truck Construction Agriculture Recreation

2002 Performance Trend Sales $M EBITDA Margin MSGraph.Chart.8

Leading supplier of precision components for industrial applications Pumps, motors, transmissions, brake systems, and other engineered systems Hawk Precision Components Products: Powder Metal Components Metal Injection Components Markets: Business Equipment Lawn and Garden Industrial Agriculture Telecom Truck

2002 Performance Trend Sales $M EBITDA Margin

Hawk Motors Designs and manufactures die-cast aluminum rotors for: Small electric motors used in appliances, business equipment Motors - manufacturing in Mexico and elsewhere Products: Rotors & shafts Motors Generators Services Markets: Appliances Business Equip. Power

2002 Performance Trend Sales $M EBITDA Margin MSGraph.Chart.8

Performance Automotive Manufacturer of high- performance brake, clutch and drive train applications Gears, bearings, driveshafts, bellhousings and starters Products: Gear boxes Brakes Clutches Markets: Motor sport Performance Auto Fleet Fleet Fleet Fleet Fleet

2002 Performance Trend Sales $M EBITDA Margin MSGraph.Chart.8

Revenue History (in millions)

EBITDA History (in millions)

9 Month YTD Results (in millions)

3rd Quarter Consolidated

YTD consolidated

Consolidated Balance Sheet

Wellman Products Group Company Profile

Worldwide leader providing engineered solutions for original equipment manufacturers in over 50 countries. Brakes, clutches, and transmissions Wellman Products Group Products: Friction Materials Stampings Powder Metal Parts Components Markets: Aerospace Truck Construction Agriculture Recreation

Leading manufacturer of driveline & brake components for the Construction equipment market. Products: Clutch disc, wet & dry brake friction, PM structural parts, & transmission discs. Technology: Paper, Metallic & Graphitic (HDT) & Steel stampings. Applications: All forms of equipment used in Construction, Mining & Earth Moving markets. Key Customers: Caterpillar, John Deere, CNH, Volvo, Allison, Hindustan, Komatsu, ZF & Terex. Wellman Products Group Product Leadership

Leading manufacturer of driveline & brake components for the Agricultural equipment market. Products: Clutch disc, wet & dry brake friction, PM structural parts, & transmission discs. Technology: Paper, Metallic & Graphitic (HDT) & Steel stampings. Applications: All forms of equipment used in Agriculture & Farming markets. Key Customers: John Deere, Clark Hurth, CNH, Same Deutz Fahr, Carraro & Titan Wheel. Wellman Products Group Product Leadership

Leading manufacturer of driveline & brake components for the Military equipment market. Products: Clutch disc, disc brake friction, transmission discs & brake rings. Technology: Paper, Metallic,Graphitic (HDT) Semi-Metallic & Steel stampings. Applications: All forms of Military equipment including Hummers, Tanks, Transports & Aircraft Carriers (cable brake). Key Customers: Allison, David Brown, AM General & TRW. Wellman Products Group Product Leadership

Leading manufacturer of steel brake friction for the global Aerospace market. Products: Steel brake rings, cups & PM insulators. Technology: Metallic Friction & Steel stampings. Applications: Commercial & Military jets, small multipurpose airliners and helicopters. -Commercial: B737, B757, DC9, DC10, DC9, B727, MD80, Canadair 100/200/700/900, L-1011 & Indonesian N-250. -General Aviation: Learjet, Cessna, Beech, Pilatus, Falcon, Metros, Saberliner & Fokker. -Military: Blackhawk UH60, Apache, NH90, C-130, C-141, T-45, A10, T-37 & AH Helo. Key Customers: ABS, Goodrich, Parker Aerospace & Dunlop. Wellman Products Group Product Leadership

Leading manufacturer of driveline & brake components for the On-Highway truck & automotive markets. Products: Clutch disc & buttons, disc brake pads, PM structural parts, transmission discs & stampings. Technology: Metallic, Organic, Graphitic (HDT) Semi-Metallic & Steel Stampings. Applications: Class 1 through 8 fleet vehicles and performance automotive. Key Customers: Eaton, Dana, Allison, Meritor, TRW, AM General, DaimlerChrysler, Honda, Valeo, Luk, SKF, Webb Wheel & Parker Hannifin. Wellman Products Group Product Leadership

Wellman Products Group
Product Leadership



- *World-Class manufacturer of driveline & brake components for the Powersport & Motorsport markets.*
  - **Products**: Clutch disc, disc brake pads, transmission discs & component assembly.
  - **Technology:** Metallic, Organic, Semi-Metallic & Steel Stampings.
  - **Applications**: Motorcycle, ATV, Snowmobile and all forms of automotive racing (NASCAR, CART, SCCA & NHRA).
  - **Key Customers**: Hayes Brake, Harley Davidson, Polaris, Bombardier, Brembo, AP Racing, Tilton, Mazda, Nissan, Ford & Wilwood Engineering.


YPF
Ford
Ford

Ontario, Canada Orzinuovi, Italy Chigisaki, Japan (Licensee) Suzhou, China World Headquarters-Medina, OH Akron, Brook Park, and Solon, OH Where We Are... "World Cup" Global Presence, Local Service

Wellman Products Group Global Capabilities Friction Material: Five facilities on three continents. Full line supplier. Wet materials for brakes and clutches. Bronze Paper Graphite Carbon Cloth Dry materials for brakes and clutches. Aircraft Brake Materials Ceramic Clutch Buttons Sintered Metallic Brake Pads High Performance Semi-Met Organic Materials

Stampings: Four facilities on three continents. 10 to 1000 Ton capability. Progressive / Compound die technology. Tool design and build. Steel opposing plates. Friction cores. Other diverse applications. Wellman Products Group Global Capabilities

Wellman Products Group Global Capabilities WPG Component Assembly Drive further up customer's bill of material. World-Class labor contribution. Six Sigma rigor. Integrated strategic global sourcing. Customer Benefits Reduce customer cost of procurement. Increased overall value. "Power of the Package".

Wellman Products Group Global Vision

Our Number One Priority TOP LINE, PROFITABLE GROWTH

Division Strategies Build global sales/marketing organization/focus on key markets Maintain product superiority Expand into systems manufacturing Continual upgrade of manufacturing equipment and processes Upgrade organization to world class levels Embrace six sigma philosophies for all business processes

Estimated $15 million of NPI. Developed strong global organization. Continued operational improvements. Implemented Six Sigma successfully. Improved customer relationships. Wellman Products Group 2002 Successes

New Products....

"Hawk Precision Components will earn a leadership reputation everyday as a nimble and value-driven team delivering high performance industrial component solutions to global markets."

The Business ... "Outsource" manufacturing of custom components Hawk Precision designs nothing! We build custom components to customer design A wide range of component applications ...

Structural and pump gears

Tight tolerance pump gerotors

Piston pump and various fluid power components

Engineered structural products for automotive and heavy truck applications

Stainless steel parts

Lawn & garden, small tool and appliance parts

Helical gears

Multiple piece assemblies

The Business ... "Outsource" manufacturing of custom components Current core process technologies Powder metal: high pressure powder compaction, sintering, detail machining - value prop is lower cost than alternative forming Metal Injection Molding: "flow molding" like plastic, de- bind, sinter and detail machine - value prop is part complexity/cost

Molding or Compaction 122 Molding Presses Size from 8-3000 ton Multi Level Presses MIM MIM MIM MIM MIM

Furnace Sintering Copper infiltration High temperature sintering Sinter hardening Sinter brazing Steam treating Steam treating Steam treating Steam treating Steam treating Steam treating Steam treating

Finish Machining Advanced CNC turning CNC 4-axis machining ID and OD grinding Surface grinding Fine grinding or flat honing of parts or complete assemblies assemblies assemblies assemblies assemblies assemblies assemblies assemblies

The Business ... "Outsource" manufacturing of custom components Current core process technologies Powder metal: high pressure powder compaction, sintering, detail machining - value prop is lower cost than alternative forming Metal Injection Molding: "flow molding" like plastic, de-bind, sinter and detail machine - value prop is part complexity/cost Market drivers: Globalization - primarily secondary: finished goods migration Material science - intrusion of other materials & PM extension New PM technology - advances in density, shape complexity and dimensional control

Diverse Served Markets

Where have we come from? Allegheny Clearfield Helsel Sinterloy Hawk MIM Independent successful enterprises! Some teaming, but limited! Where have we come from? Optimized independently with unique "sweetspots" Market attack was entrepreneurial and opportunistic

Hawk Precision Components Allegheny Clearfield Division -Falls Creek Plant -Clearfield Plant Helsel Sinterloy Division -Spring Grove Plant -Campbellsburg Plant Hawk MIM Division -Solon Plant Hawk Suzhou (PRC) to add PM in 2003

Business Model Transition 2000/1 - Hawk Powder Metal Group A "Financial Consolidation" of independent, U.S.-focused powder metal houses Mold, sinter, finish machining, customer-focused Little process or technology differentiation Market space rapidly "commoditizing" 2002 - Hawk Precision Components Group Strategy development/launch ... differentiate & reposition Refined focus on true pool of competition and opportunity Balanced integration of technology, operations, market/selling Build team with strong existing core plus high performance recruits Technology, operations and sales/market (direct and indirect)

"Creating" the Group Allegheny Clearfield Helsel Sinterloy NetShape Hawk Precision Customer Focus & Service Leverage & Sell Group Competencies Tighten Cross-unit Collaboration "Balanced integration of "independent" component capabilities to build critical mass"

Two Central Strategy Tracks Differentiate & "de-commoditize" with technology Focus on "best in class" part characteristics: Density, Shape complexity, Dimensional control Deploy a range of technology "tools" to differentiate Hawk Precision capabilities Globalize capabilities responding to market shifts Add powder metal mfg to Hawk Suzhou in 2003 Follow on planned actions European and Latin American presence 2004-06

Technology Tools Powder Mass Flow Systems Multi Level Conventional Press/Sinter CNC Closed Loop Control Compaction Single Level High Velocity Compaction HVC Advanced Lubrication Gear Rolling High Velocity Restriking HVR

Business Model Transition 2006 - Hawk Precision Components Group Technology strategy has repositioned the business "high-end" complex shapes and high density capability complements conventional press and sinter business Global reach with "integrated hubs" Asia, Europe and L. America supplementing U.S. core business Engineering, manufacturing, sales and marketing regionally Asia (China) in 2003 - focus is on local content for U.S./European manufacturers Additional materials forming - potentially ceramics, engineered polymers, hybrids to expand served market Acquisition-based strategy component

2002 Performance Trends Sales $M EBITDA Margin 11%+ revenue growth over '01; abnormal seasonality 22%+ EBITDA growth over '01; '02 positive momentum ; 2Q&3Q up 21% ; 2Q&3Q up 125%

HAWK MOTORS



MOTORS

- Induction: 1-15,000HP
- Synchronous: 1-15,000HP
- Wound Rotor: 1-15,000HP
- 2pole – 40 pole

Rotors & Shafts

- Sub-fractional Die Cast
- Fractional Die Cast
- Fabricated up to 15,000HP

HAWK MOTORS

Services

- Tool,die & pattern design & manufacturing
- Machining and fabrication of Aluminum & Steel components

Generators

- 1-15 Megawatts
- Synchronous Condenser Units
- UPS Flywheel Systems

HAWK CORPORATION

CORE BUSINESS CORE BUSINESS CORE BUSINESS CORE BUSINESS CORE BUSINESS

SUBFRACTIONAL FRACTIONAL INTEGRAL ROTORS MISSION: TO BE THE GLOBAL MOTOR INDUSTRY MANUFACTURING SOURCE FOR DIE CAST AND FABRICATED ROTORS MARKET SIZE: $15.5 BILLION 70% OF WORLDS POWER IS CONSUMED BY ELECTRIC MOTORS ELECTRIC MOTORS ELECTRIC MOTORS ELECTRIC MOTORS

Manufactures OEM designed die-cast aluminum rotors for: AC Electric motors used in appliances, business equipment Pumps, Fans, Compressors Products: Rotors & shafts Custom Motors Generators Services Markets: Appliances Business Equip. Power Delivery Water & Wastewater Mining Aftermarket Aftermarket Aftermarket Aftermarket Aftermarket Aftermarket Aftermarket Aftermarket

OEM PARTNERSHIPS OEM PARTNERSHIPS OEM PARTNERSHIPS OEM PARTNERSHIPS OEM PARTNERSHIPS

2003 EMERSON: Motor Group $2.6B Long term alliance signed with EMC. Supporting targeted plant moves from the USA to Mexico and China Hawk Facilities PRODUCTS Sub fractional / Fractional / Integral A MULTI MILLION DOLLAR GROWTH OPPORTUNITY

2003 INVENSYS ( FASCO ) Agreement to outsource Sub-Fractional Rotor business to Hawk motors. PRODUCTS Sub Fractional / Fractional MULTI MILLION DOLLAR GROWTH OPPORTUNITY

DC AND AC VARIABLE SPEED MOTORS HAWK / ASI Motors

2003 ASI ROBICON Exclusive International distribution agreement for the Americas. Joint Hawk/ASI label PRODUCTS Laminated frame AC/DC motor products Market against GE, BALDOR, RELIANCE Royalty agreement with Emerson gives Hawk / ASI EMERSON customer base

STRATEGIC VENTURES STRATEGIC VENTURES STRATEGIC VENTURES STRATEGIC VENTURES STRATEGIC VENTURES

CUSTOM AC MOTORS CUSTOM AC MOTORS

CUSTOM ROTORS CUSTOM ROTORS

CUSTOM TOOLS&PATTERNS CUSTOM TOOLS&PATTERNS

Supplying Custom Motor Products and Solutions to specific target customers and Industries!

Product and Customer Focus! Submersible: Cornell, YCC, MWI, PACO, ESSCO, GOULDS Immersible: Cornell, YCC, Pentair Mining: P&H, Mohler Distribution: Addison, Motion Industries, WWG, Dietz, GES Generators: Pantropics Variable Speed: AB, Control Tech, Magnetek, ASI, Saftronics OEM Partner: Emerson CIM

PUMP APPLICATIONS MARKETS Skilift, chairlift and aircableway POWER DELIVERY FAN/COMPRESSOR Cement and ceramic industry Rubber and plastic OIL&GAS

SUMMARY "THE" GLOBAL SOURCE FOR ROTORS TO THE MOTOR INDUSTRY TEAM WITH INDUSTRY LEADERS TO ENSURE LONG TERM GROWTH PLANS TO CORE BUSINESS FOCUS ON HIGH MARGIN, NICHE CUSTOM MOTOR MARKETS TO ENHANCE OVERALL OPERATING MARGINS LEADERSHIP POSITION IN APPLICATION AND PROCESS INNOVATION INNOVATION INNOVATION INNOVATION INNOVATION INNOVATION INNOVATION INNOVATION INNOVATION INNOVATION INNOVATION

Overview Business Description Accomplishments Major Initiatives Financials

Tex Racing Enterprises Primarily Racing Driveline Products Transmissions, Rear Ends Distributor For Hawk Performance and Quarter Master NASCAR - Winston Cup, Busch Grand National, Craftsman Truck Series Dominant Share - 55% Transmissions Direct Selling To Teams

Tex Racing Enterprises Customer Service Intensity NASCAR Organization Relationship NPI Acceptance Strength - Top 10 Customers Strong Market Fundamentals

Tex Racing Enterprises 2002 New Products Critical - Lighter, Faster, More Reliable NPI Roll-Out Successful - New Transmission, Drive-Shaft and Rear End Products Hawk Performance Brake Pads First Cup Win At New Hampshire - Penske Consistent Growth Business

Tex Racing Enterprises 2003 NPI - New Transmission For NASCAR; Low Cost Version For New Markets Inventory Management Intensity New Business #42 and #60 Conversion Of Other Teams Growth Pace With NASCAR

Quarter Master Industries High Performance Racing Clutches Bell-Housings, Starters, Drive-Shafts NASCAR - 30% Sales; 45% Share Late Model, ASA, IMCA, Others - 60% Sales Short Track - Grass Roots Racing / Dominant Player; Up To 85% Share In Many Late Model Series

Quarter Master Industries Direct Selling To Teams, Distributors & Engine Builders Strong Brand Identity Winning Record Product Performance & Reliability Ability To Engineer Solutions

Quarter Master Industries 2002 Rebuilding Year Setting Up For Success New Management Team Restructured Pricing New Sales Policies Momentum In NPI - Trade Show Debut

Quarter Master Industries 2003 New Market Penetration - Street / Strip Aggressive NPI Deployment Racer Focused Advertising Campaign Global Sourcing / Manufacturing Cost Out Increased Track Presence LT Consistent Earnings Growth Sustainable

Financials YTD 9/30/02 YTD 9/30/01 Sales 10,067 10,215 Growth (1.4%) Gross Margin 3,317 3,081 Growth 7.7% EBITDA 1,216 1,072 Growth 13.4%

Long-Term Outlook Well Positioned in Industry Niches Focused Management Team with Clear Strategies Long Term Growth Targets Revenue - High Single Digits EBITDA - Low Double Digits Economy - Predict "tail wind" effect if economic recovery takes hold